                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                          -----------------------------


         Date of report (Date of earliest event reported) March 12, 2004
                                                          --------------


                                   ALTEON INC.
                                   -----------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   001-16043                   13-3304550
         --------                   ---------                   ----------
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
     of Incorporation)             File Number)             Identification No.)


                  6 Campus Drive, Parsippany, New Jersey 07054
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (201) 934-5000
                                                           --------------


          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

     99.1     Press Release issued March 12, 2004

Item 12. Results of Operations and Financial Condition

         On March 12, 2004, Alteon issued a press release (the "Release") containing financial information regarding its results of operations and financial condition for the year ended December 31, 2003. Exhibit 99.1 hereto, which is being furnished and not filed herewith, contains the text of the Release.


                                    * * * * *

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Alteon Inc.


                                               By: /s/ Kenneth Moch
                                                   ----------------
                                                   President & CEO


Dated: March 12, 2004